Exhibit 99.1

AAON Announces Semi-Annual Cash Dividend
and
Promotion of Christopher D. Eason

TULSA, OK, May 17, 2021 – AAON, Inc. (NASDAQ-AAON), today announced that its Board of Directors has declared the Company’s next regular semi-annual cash dividend of $0.19 per share (or $0.38 annually), payable on July 1, 2021 to stockholders of record as of the close of business on June 3, 2021.

The Company also announced today that its Board of Directors has promoted Christopher D. Eason to the position of Chief Accounting Officer, effective May 11, 2021.

Christopher D. Eason, 39, joined AAON in 2018 as Controller and Financial Reporting Manager. Prior to joining the Company, he served as a Senior Manager at Grant Thornton, LLP, where he had 13 years of experience in the assurance division. Mr. Eason is a licensed certified public accountant and graduated from Oklahoma State University with a Bachelor of Science and Master of Science in Accounting.

Gary D. Fields, President and CEO, stated, “Please join me in congratulating Chris on his promotion to Chief Accounting Officer. This promotion is the latest example of our ongoing succession planning initiatives. Chris has been a trusted member of our accounting / financial reporting department since 2018, and I am confident he will continue to have a positive impact at AAON as he assumes this new role.”

About AAON
AAON, Inc. is engaged in the engineering, manufacturing, marketing and sale of air conditioning and heating equipment consisting of standard, semi-custom and custom rooftop units, chillers, packaged outdoor mechanical rooms, air handling units, makeup air units, energy recovery units, condensing units, geothermal/water-source heat pumps, coils and controls. Since the founding of AAON in 1988, AAON has maintained a commitment to design, develop, manufacture and deliver heating and cooling products to perform beyond all expectations and demonstrate the value of AAON to our customers. For more information, please visit www.AAON.com.

Certain statements in this news release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about AAON’s estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial performance, future opportunities and any other statements regarding events, opportunities or developments that AAON believes or reasonably anticipates will or may occur in the future, including potential financial and operational impacts of COVID-19. Words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “will”, “should”, “outlook”, “projected” and variations of such words and similar expressions are intended to identify these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. AAON undertakes no obligation to disseminate any updates or revisions to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities laws. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict, including but not limited to economic, competitive, governmental and technological factors impacting AAON’s operations, supply chains, markets, products, services and prices. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in AAON’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by AAON’s Quarterly Reports on Form 10-Q, and AAON’s Current Reports on Form 8-K.

Contact Information
Joseph Mondillo
Director of Investor Relations
Phone: (617) 877-6346
Email: joseph.mondillo@aaon.com